UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 15, 2012

Carmike Cinemas, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-14993	58-1469127
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1301 First Avenue, Columbus, Georgia		31901
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (706) 576-3400

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On November 15, 2012, Carmike Cinemas, Inc. (the “Corporation”) filed a Current Report on Form 8-K (the “Original 8-K”) reporting the completion of its acquisition (the “Acquisition”) of 16 entertainment complexes in seven U.S. states, pursuant to a Membership Interest Purchase Agreement with Rave Reviews Cinemas, L.L.C. and Rave Reviews Holdings, LLC, and stating that the financial statements and pro forma financial information required under Item 9.01 of Form 8-K would be filed within the time period specified in the instructions to Item 9.01 of Form 8-K. This amended Current Report on Form 8-K contains the required financial statements and pro forma financial information referenced in the Original 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

The Rave Reviews Cinemas, L.L.C. and subsidiaries audited financial statements as of December 29, 2011 and December 30, 2010 and for the years ended December 29, 2011, December 30, 2010 and December 31, 2009 are attached as Exhibit 99.2 to this amended Current Report on Form 8-K and incorporated by reference herein.

The Rave Reviews Cinemas, L.L.C. and subsidiaries unaudited financial statements as of and for the nine months ended September 27, 2012 and September 29, 2011 are attached as Exhibit 99.3 to this amended Current Report on Form 8-K and incorporated by reference herein.

The consent of Montgomery Coscia Greilich, LLP, Rave Reviews Cinemas, L.L.C.’s independent public accounting firm, is attached as Exhibit 23.1 to this amended Current Report on Form 8-K.

(b)	Pro Forma Financial Information

The following unaudited pro forma financial information related to the Acquisition is attached as Exhibit 99.1 to this amended Current Report on Form 8-K and incorporated by reference herein.

(i)	Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2012; and

(ii)	Unaudited Pro Forma Condensed Combined Statements of Operations for the year ended December 31, 2011 and the nine months ended September 30, 2012.

(d)	Exhibits.

2.1	Membership Interest Purchase Agreement, dated as of September 28, 2012, by and among Carmike Cinemas, Inc., Rave Reviews Cinemas, L.L.C. and Rave Reviews Holdings, LLC (filed as Exhibit 2.1 to the Corporation’s Current Report on Form 8-K filed on October 1, 2012 and incorporated herein by reference). (Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. The Corporation agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request).

23.1	Consent of Montgomery Coscia Greilich, LLP.

99.1	Unaudited Pro Forma Financial Information.

99.2	Rave Reviews Cinemas, L.L.C. and subsidiaries audited financial statements as of December 29, 2011 and December 30, 2010 and for the years ended December 29, 2011, December 30, 2010 and December 31, 2009.

99.3	Rave Reviews Cinemas, L.L.C. and subsidiaries unaudited financial statements as of and for the nine months ended September 27, 2012 and September 29, 2011.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARMIKE CINEMAS, INC.

Date: January 8, 2013	By:	/s/ Richard B. Hare
Richard B. Hare
Senior Vice President—Finance, Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Membership Interest Purchase Agreement, dated as of September 28, 2012, by and among Carmike Cinemas, Inc., Rave Reviews Cinemas, L.L.C. and Rave Reviews Holdings, LLC (filed as Exhibit 2.1 to the Corporation’s Current Report on Form 8-K filed on October 1, 2012 and incorporated herein by reference). (Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. The Corporation agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request).

23.1	Consent of Montgomery Coscia Greilich, LLP.

99.1	Unaudited Pro Forma Financial Information.

99.2	Rave Reviews Cinemas, L.L.C. and subsidiaries audited financial statements as of December 29, 2011 and December 30, 2010 and for the years ended December 29, 2011, December 30, 2010 and December 31, 2009.

99.3	Rave Reviews Cinemas, L.L.C. and subsidiaries unaudited financial statements as of and for the nine months ended September 27, 2012 and September 29, 2011.